                           UNION PLANTERS CORPORATION


                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                November 2, 1995

To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto


Dear Sirs:

         Union Planters Corporation, a Tennessee corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of October 15, 1993, between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

         (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                 (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") registration statements (file numbers 33-50655 and 33-63791) (one or both such registration statements being hereinafter the "registration statement") on such Form, including a basic prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the

         Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall contain all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

                 (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission two registration statements (the file numbers of which are set forth in Schedule I hereto) on such Form, including a Basic Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434.
         As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

         (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. If the Rule 434 Delivery Alternative is used, such term shall also include the Basic Prospectus and the Rule 434 Term Sheet, taken together. "Registration Statement" shall mean one or both of the registration statements referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information and Rule 434 Information deemed to be included therein at the Effective Date as provided by Rule 430A and Rule 434, respectively. "Rule 415", "Rule 424", "Rule 430A", "Rule 434", "Rule 462(b)", "Regulation S-X", and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Delivery Alternative" shall mean the delivery alternative permitted by Rule
434. "Rule 434 Information" shall mean any information to be included in a Rule 434 Term Sheet. "Rule 434 Term Sheet" shall mean the term sheet or abbreviated term sheet delivered by the Underwriters to investors and filed by the Company with the Commission pursuant to Rule 434. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the final Delayed Offering covered by the initial Registration Statement (file numbers 33-50655 and 33-63791). Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         (d) The documents incorporated or deemed to be incorporated by reference in the Final Prospectus (including any supplement thereto), at the Effective Date, the Execution Time and the Closing Date or, if applicable, at the time they hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

         (e) The independent accountants who audited the Company's consolidated financial statements included or incorporated by reference in the Registration Statement are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.


         (f) The financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except for such exceptions which, taken as a whole, are not material to the Company and the subsidiaries considered as one enterprise; the unaudited consolidated pro forma financial statements included or incorporated in the Registration Statement and the Final Prospectus comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and all the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.


         (g) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), and as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended (the "HOLA"); and the Company is qualified as a foreign corporation in all jurisdictions where it is required to be so qualified, except for any failures to be so qualified which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise.

         (i) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, except for any failures to be so incorporated, validly existing or in good standing which, taken as a whole, are not material to the Company and the subsidiaries considered as one enterprise; each such subsidiary is qualified to do business as a foreign corporation in all jurisdictions where it is required to be so qualified, except for any failures to be so qualified which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, subject to 12 U.S.C. Section 55, and is owned (except for director qualifying shares) by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and each of the Company's banking subsidiaries is a member in good standing of the Bank Insurance Fund or the Savings Association Insurance Fund, as the case may be, of the Federal Deposit Insurance Corporation and is not a party to any enforcement or supervisory agreement with its appropriate federal regulatory agency.

         (j) The authorized, issued and outstanding capital stock of the Company set forth in the Company's most recent Annual Report on Form 10-K or any subsequent filing by the Company with the Commission under the Exchange Act is accurate as of the date indicated in such document; and the shares of issued and outstanding Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

         (k) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued, authenticated and delivered by the Company to the Underwriters pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the Indenture; and the Indenture and the Securities conform in all material respects to all statements relating thereto contained in the Registration Statement and the Final Prospectus.

         (l) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except for such defaults which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement, any Delayed Delivery Contract (as defined), the Indenture, and the Securities by the Company, the filing of the Registration Statement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or result in any violation of the provisions of the charter or bylaws of the Company or any applicable law, administrative regulation or administrative or court decree binding on the Company or its subsidiaries.

         (m) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), which would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or which could reasonably be expected to materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be described in or filed or incorporated by reference as exhibits to the Registration Statement by the Act or by the regulations thereunder which have not been so described in, filed as an exhibit to or incorporated by reference in the Registration Statement.

         (n) The Company and its subsidiaries own or possess all material trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (o) No labor dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent where the consequences thereof would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (p) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the sale of the Securities hereunder, except such as may be required under the Act, the regulations thereunder, the Trust Indenture Act or state securities laws.

         (q) The Company and its subsidiaries possess such certificates, authorities, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them where the failure to possess any of the foregoing would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; the Company and its subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes and regulations; neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

         (r) This Agreement has been duly executed and delivered by the Company.

         (s) Except as otherwise stated in the Registration Statement and the Final Prospectus, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens and encumbrances, to all of the material properties and assets described in the Registration Statement and the Final Prospectus as being owned by it or them except liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and its subsidiaries considered as one enterprise, and, except as otherwise stated in the Registration Statement and the Final Prospectus, has valid and binding leases to the real and/or personal property described in the Registration Statement and the Final Prospectus as under lease to them with such exceptions as do not materially interfere with the conduct of the business of the Company and its subsidiaries considered as one enterprise.

         (t) Any certificates signed by any officer of the Company and delivered to you or to counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter participating in each such offering as to the matters covered thereby.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

         If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all

Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by a wire transfer of same day funds. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Underwriters' Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         4. Agreements. The Company agrees with the several Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement or Rule 462(b) Registration Statement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the tine period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. If the Rule 434 Delivery Alternative is used, the Company will also cause the Rule 434 Term Sheet, properly completed, to be filed with the Commission pursuant to Rule 434 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, properly completed, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the

Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, any supplement thereto, any Rule 434 Term Sheet or any Rule 462(b) Registration Statement shall have been filed with the Commission pursuant to Rule 424(b) or Rule 462(b), as applicable, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, and will arrange for the determination of the legality of the Securities for purchase by institutional investors, provided that in connection therewith the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

         (f) Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities or any commercial paper issued by the Company).


         (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.


         5. Conditions to the Obligations of Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b) or if the filing of the Rule 434 Term Sheet is required pursuant to Rule 434, the Rule 434 Term Sheet will be filed in the manner and within the time period required by Rule 434; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representatives the opinion of Wyatt, Tarrant & Combs, counsel for the Company, dated the Closing Date, to the effect that:

                 (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee;

                 (ii) The Company is duly registered as a bank holding company under the Bank Holding Company Act and as a savings and loan holding company under HOLA, and has all requisite corporate power and authority under its certificate of incorporation and the laws of the United States and the State of Tennessee to conduct its business as described in the Final Prospectus;

                 (iii) The Company has corporate power and authority to own, lease and operate its material properties and to conduct its business as described in the Final Prospectus;

                 (iv) The Company's authorized equity capitalization is as set forth in the Final Prospectus as of the date or dates indicated therein, the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                 (v) As to each subsidiary constituting 4% or more of the assets of the Company as of such date (each such subsidiary being hereinafter referred to as a "Significant Subsidiary"), such subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualification except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; as to all remaining subsidiaries of the Company, to their best knowledge, they have no reason to believe that each such subsidiary has not been duly incorporated and is not validly existing in good standing under the laws of the jurisdiction of its incorporation, does not have corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus, and that such subsidiary is not qualified as a foreign corporation to transact business and is not in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualifications; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, subject to 12 U.S.C. Section 55, and, to the best of their knowledge and information, the stock of each subsidiary of the Company is owned (except for director qualifying shares) by the Company, directly or through subsidiaries, free and clear of any security interest; and each banking subsidiary of the Company is a member in good standing of the Banking Insurance Fund or the Savings Association Insurance Fund, as the case may be, of the Federal Deposit Insurance Corporation and, to their knowledge, is not a party to any enforcement or supervisory agreement with each such subsidiary's appropriate federal regulatory agency;

                 (vi) The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Securities are in the Form contemplated by the Indenture, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                 (vii) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;


                 (viii) The information (x) in the Basic Prospectus under "Description of Securities" and "Certain Regulatory Considerations" and in the Final Prospectus Supplement under the caption "Description of Notes" and (y) in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, under "Item 3. Legal Proceedings" and under "Item 1. Business-Government Supervision and Regulation of Financial Institutions", as amended or supplemented by the Final Prospectus, to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and fairly summarizes the matters described therein;

                 (ix) The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) or if the Rule 434 Delivery Alternative was used, the required filing of the Rule 434 Term Sheet has been made in the manner and time period required by Rule 434; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (x) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                 (xi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                 (xii) Neither the execution and delivery of the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                 (xiii) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

                 (xiv) The documents incorporated by reference into the Final Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act (other than the financial statements and the notes thereto, the financial statement schedules and the financial, statistical, accounting and pro forma data included therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the regulations thereunder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Tennessee or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (c) The Representatives shall have received from Alston & Bird, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, any delayed Delivery Contracts, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving such opinions, Alston & Bird may rely as to matters of Tennessee law upon the opinion of Wyatt, Tarrant & Combs.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                 (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (e) At the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                 (i) they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

                 (ii) in their opinion the consolidated financial statements of the Company and its subsidiaries audited by them and included or incorporated in the Registration Statement and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to registration statements on Form S-3;

                 (iii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:
         (a) a reading of the minutes of the meetings of the shareholders and directors of the Company since December 31, 1994 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter; (b) performing the procedures specified by the American Institute of Certified Public Accountants (the "AICPA") for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited interim consolidated financial statements of the Company and its consolidated subsidiaries as of and for the three- and six-month periods ended June 30, 1995 and 1994 incorporated by reference in the Registration Statement and the Final Prospectus and reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Registration Statement and Final Prospectus to the date of the latest available interim financial data; (c) performing the procedures specified by the AICPA for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheet as of September 30, 1995 and the unaudited consolidated statements of earnings, of cash flows and of changes in shareholders' equity for the three- and nine-month periods ended September 30, 1995 and 1994; and (d) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specified items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                          (1) the unaudited interim consolidated financial statements as of and for the three- and six-month periods ended June 30, 1995 and 1994 included or incorporated in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder; and


                          (2) (a) any material modifications should be made to the unaudited interim consolidated financial statements as of and for the three- and six-month periods ended June 30, 1995 and 1994, included or incorporated in the Registration Statement and the Final Prospectus for them to be in conformity with generally accepted accounting principles; and
                 (b) the unaudited amounts under the captions "Income Statement Data" and "Balance Sheet Data" for the three- and nine-month periods ended September 30, 1995 and 1994, as set forth in the Final Prospectus under the heading "Recent Developments - Third Quarter 1995 Operating Results" do not agree with the amounts set forth in the unaudited interim consolidated financial statements furnished us by the Company for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements incorporated by reference in the Registration Statement and the Final Prospectus;


                          (3) (a) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of the letter, there was any change in the capital stock, increase in long-term debt or any decreases in the consolidated total assets or shareholders' equity of the Company and subsidiaries consolidated as compared with amounts shown in the latest consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or (b) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net interest income or in total or per share amounts of net earnings of the Company and its subsidiaries consolidated, except in all instances for changes or decreases which the Registration Statement and Final Prospectus discloses have occurred or may occur, or they shall state any specific changes or decreases in such letter, in which latter case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives.


                 (iv) certain information set forth under the captions "The Company" and "Certain Regulatory Considerations" in the Basic Prospectus; under the captions "The Company", "Recent Developments", "Capitalization", and

         "Summary of Consolidated Financial Data" in the Final Prospectus; certain information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K for the year ended December 31, 1994, incorporated in the Registration Statement and the Final Prospectus; and certain information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, incorporated in the Registration Statement and the Final Prospectus which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to the internal controls of the Company's accounting systems or which has been derived directly from such accounting records by analysis or computation, is in agreement which such records or computations made therefrom.

                 (v) on the basis of a reading of the unaudited consolidated pro forma financial statements incorporated in the Registration Statement and the Final Prospectus, inquiries of certain officials of the Company who have responsibility for financial and accounting matters about (i) the basis for their determination of the pro forma adjustments, and (ii) whether the unaudited consolidated pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated financial statements, nothing came to their attention as a result of the procedures specified above which caused them to believe that the pro forma consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

         In addition, except as provided in Schedule I hereto, at the Execution Time, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

         (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the

Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Alston & Bird, counsel for the Underwriters, at 601 Pennsylvania Avenue, N.W., North Building, Suite 250, Washington, D.C., on the Closing Date.

         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         7.      Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statements for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

         (c)     Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d)     In the event that the indemnity provided in paragraph (a) or
(b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) if there shall have been, since the Execution Time, or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other national or international calamity or crisis the effect of which is such as to make it, in your judgment, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock of the Company shall have been suspended by the Commission, or if trading generally on the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by said Exchange or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by federal, New York, or Tennessee authorities, or
(iv) if the rating assigned by any nationally recognized statistical rating organization to any debt securities or preferred stock of the Company as of the Executive Date shall have been lowered since that time or if any such rating organization shall have publicly announced that it has placed any debt securities or preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading.

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018, Attention: Mr. Jack W. Parker, Chief Financial Officer.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                   Very truly yours,

                                   Union Planters Corporation


                                   By: /s/ Benjamin W. Rawlins, Jr.
                                      ---------------------------------
                                      Benjamin W. Rawlins, Jr.,
                                      Chairman of the Board and
                                      Chief Executive Officer


The foregoing Agreement is hereby
confirmed and accepted
as of the date specified in
Schedule I hereto.

Salomon Brothers Inc.

Keefe, Bruyette & Woods, Inc.


By:      Salomon Brothers Inc

By:      /s/ David Head
         ----------------------------
         Vice President

For themselves and the other several
Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated November 2, 1995


Registration Statements Nos. 33-50655 and 33-63791

Representatives(s):   Salomon Brothers Inc
                      Keefe, Bruyette & Woods, Inc.

Title, Purchase Price and Description of Securities:

         Title: Union Planters Corporation 6 3/4% Subordinated Notes Due 2005

         Principal amount: $100,000,000

         Purchase price (including accrued interest or amortization, if any): 98.758%

         Sinking fund provisions: None

         Redemption provisions: None

         Other provisions: None


Closing Date, Time and Location: Nov. 7, 1995 at 10:00 AM at the offices of
                                 Alston & Bird



Type of Offering:  Delayed Offering

Delayed Delivery Arrangements: None

         Fee:

         Minimum principal amount of each contract:  $

         Maximum aggregate principal amount of all contracts:  $

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s): The later of the Closing Date or the date of the termination of any trading restrictions with respect to the Securities.

Modification of items to be covered by the letter from Price Waterhouse LLP delivered pursuant to Section 5(e) at the Execution Time: None

                                  SCHEDULE II



                                   Principal Amount of
Underwriters                       Securities to be Purchased
------------                       --------------------------
Salomon Brothers Inc               $  50,000,000
Keefe, Bruyette & Woods, Inc.         50,000,000
                                    ---------------------
         Total                     $ 100,000,000
                                    =====================


                                  SCHEDULE III

                           Delayed Delivery Contract


[Insert name and address
of lead Representative]

Dear Sirs:

         The undersigned hereby agrees to purchase from _______________ Corporation (the "Company"), and the Company agrees to sell to the undersigned, on ____________, 19___ (the "Delivery Date"), $_____________ principal amount of the Company's ______________________________ (the "Securities") offered by the Company's Prospectus dated ____________________, 19___, and related Prospectus Supplement dated ____________________, 19___, receipt of a copy of which is hereby acknowledged, at a purchase price of ________% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from ______________, 19___, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                  Very truly yours,


                                  -------------------------------------
                                             (Name of Purchaser)


                                  By:
                                     ----------------------------------
                                     (Signature and Title of Officer)


                                     ----------------------------------
                                                  (Address)

Accepted:

                 Corporation
----------------

By:
   ------------------------------
   (Authorized Signature)






                                     - 2 -